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                                                                    Exhibit 23.2



                       [ARTHUR ANDERSEN LLP LETTERHEAD]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 26, 1997, included in Allied Waste Industries, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our firm included in this registration statement.


                                                             ARTHUR ANDERSEN LLP


Phoenix, Arizona
November 5, 1997